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                                                                    EXHIBIT 99.1


                                  CERTIFICATION
     PURSUANT TO 18 U.S.C. SECTION 1350 as ADOPTED PURUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


      Pursuant to 18 USC Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 the undersigned officer of Aquis Communications Group, Inc., (the "Company"), does hereby certify to such officer's knowledge that:

      The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date:    May 14, 2003

                                           /s/ Alex E. Stillwell
                                           -------------------------------------
                                           Name:  Alex E. Stillwell
                                           Title: Chief Executive Officer
                                           Aquis Communications Group, Inc.


A signed original of this written statement required by Section 906 has been providedto Aquis Communications Group, Inc. and will be retained by Aquis Communications Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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